UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2010
Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30111 (Commission File Number)	76-0474169 (I.R.S. Employer Identification Number)
8800 Technology Forest Place
The Woodlands, Texas 77381
(Address of principal executive
offices and Zip Code)
(281) 863-3000
(Registrant’s telephone number,
including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
Signatures
Index to Exhibits
EX-1.1
EX-5.1
EX-10.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
     On March 15, 2010, Lexicon Pharmaceuticals, Inc. (the “Company”) entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc., Cowen and Company, LLC and Thomas Weisel Partners LLC for the public offering, issuance and sale of 87,717,391 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) for aggregate proceeds to the Company of $100.9 million, plus an additional 8,804,348 shares of Common Stock solely to cover over-allotments, if any. An affiliate of Invus, L.P. (“Invus”), the Company’s largest stockholder, has agreed to purchase from the underwriters 29,021,739 of such shares.
     On March 15, 2010, the Company also entered into a Purchase Agreement with Invus for the purchase of 59,296,749 shares of Common Stock in a concurrent private placement for aggregate proceeds to the Company of approximately $68.2 million. These shares were issued to Invus in reliance upon the exemptions from the registration requirements under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and Regulation D thereunder. In issuing the shares of Common Stock to Invus, the Company relied upon the representations and warranties of Invus in support of the satisfaction of the conditions contained in Section 4(2) and Regulation D.
     On March 16, 2010, the Company issued a press release announcing the public offering and the concurrent private placement.
     The Underwriting Agreement, Purchase Agreement, and press release are filed as Exhibits 1.1, 10.1 and 99.1 to this report, respectively, and are each incorporated herein by reference.
     The Company and Invus are also parties to a Securities Purchase Agreement, dated June 17, 2007 and amended October 7, 2009 and March 15, 2010, a Registration Rights Agreement, dated June 17, 2007, and amended March 15, 2010, and a Stockholders’ Agreement dated June 17, 2007.
Item 3.02 Unregistered Sales of Equity Securities
     The information set forth in Item 1.01 is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.		Description
1.1	—	Underwriting Agreement with Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc., Cowen and Company, LLC and Thomas Weisel Partners LLC dated March 15, 2010

5.1	—	Opinion of Vinson & Elkins L.L.P.

10.1	—	Purchase Agreement with Invus, L.P. dated March 15, 2010

23.1	—	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)

99.1	—	Press Release dated March 16, 2010

2

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.
Date: March 16, 2010	By:	/s/ Jeffrey L. Wade
Jeffrey L. Wade
Executive Vice President and General Counsel

3

Index to Exhibits

Exhibit No.		Description
1.1	—	Underwriting Agreement with Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc., Cowen and Company, LLC and Thomas Weisel Partners LLC dated March 15, 2010

5.1	—	Opinion of Vinson & Elkins L.L.P.

10.1	—	Purchase Agreement with Invus, L.P. dated March 15, 2010

23.1	—	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)

99.1	—	Press Release dated March 16, 2010